EXHIBIT 10.2(d)

AMENDMENT NO. 1
TO THE
AMENDED AND RESTATED CENTURYTEL, INC.
2002 DIRECTORS STOCK OPTION PLAN

WHEREAS, CenturyTel, Inc. (the “Company”) maintains the CenturyTel, Inc. 2002 Directors Stock Option Plan, as amended and restated (the “Plan”);

WHEREAS, pursuant to Section 10 of the Plan, the Plan may be amended by the Board of Directors of the Company (the “Board”) at any time; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

    1.         Section 8.2 of the Plan is hereby amended and restated, in its entirety, as follows:

                8.2     Upon a Change of Control, all outstanding Options granted pursuant to this Plan shall automatically become fully vested and exercisable.

    2.         Except as herein expressly amended, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has executed this amendment on this 24th day of October, 2008.

CENTURYTEL, INC.

By:/s/ R. Stewart Ewing, Jr.
R. Stewart Ewing, Jr.
Executive Vice President and
Chief Financial Officer